Exhibit 99.1


           Buckeye Announces July-September Quarter Results


    MEMPHIS, Tenn.--(BUSINESS WIRE)--Oct. 22, 2007--Buckeye Technologies Inc. (NYSE:BKI) today announced earnings for the July-September quarter of 34 cents per share compared to 10 cents per share in the same period last year. These results include a $2.2 million (6 cents per share) one-time favorable tax benefit related to the recently enacted reduction in Germany's corporate tax rate.

    Chairman and Chief Executive Officer John B. Crowe said, "As I said in our performance update last week, first quarter net sales were up 3% compared to the same period last year. The earnings improvement is a combination of higher prices, better mix and cost control. Nonwovens shipments were especially strong with net sales up 10% compared to the same period last year. Strong cash flow enabled us to reduce debt by $26 million during the just completed quarter. Demand for our specialty wood and cotton products, nonwoven materials and fluff pulp continues to be strong."

    Buckeye has scheduled a conference call at 3:00 p.m. EDT, Tuesday, October 23, 2007 to discuss first quarter performance.

    Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

    Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.





                      BUCKEYE TECHNOLOGIES INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (unaudited)
                (In thousands, except per share data)


                                              Three Months Ended
                                         -----------------------------
                                         Sept 30,  June 30,  Sept 30,
                                           2007      2007      2006
                                         --------- --------- ---------

Net sales                                $197,399  $200,176  $191,406

Cost of goods sold                        156,744   159,653   162,071
                                         --------- --------- ---------
Gross margin                               40,655    40,523    29,335

    Gross margin as % of sales               20.6%     20.2%     15.3%

Selling, research and administrative
 expenses                                  11,474    12,974    11,204
Amortization of intangibles and other         561       697       631
Restructuring costs                            96        24        13
                                         --------- --------- ---------

Operating income                           28,524    26,828    17,487

Net interest expense and amortization of
 debt costs                                (9,157)   (7,587)  (10,751)
Loss on early extinguishment of debt         (786)      (95)     (556)
Gain on sale of assets held for sale            -         -       355
Foreign exchange and other                   (168)    1,228         6
                                         --------- --------- ---------
Income before income taxes                 18,413    20,374     6,541
Income tax expense                          4,916     4,456     2,734
                                         --------- --------- ---------
Net income                               $ 13,497  $ 15,918  $  3,807
                                         ========= ========= =========


Earnings per share
  Basic                                  $   0.35  $   0.42  $   0.10
  Diluted                                $   0.34  $   0.41  $   0.10

Weighted average shares for basic
 earnings per share                        38,743    38,166    37,661

Adjusted weighted average shares for
 diluted earnings per share
                                           39,260    38,772    37,684






                      BUCKEYE TECHNOLOGIES INC.
                     CONSOLIDATED BALANCE SHEETS
                             (unaudited)
                            (In thousands)


                                            Sept 30, June 30, Sept 30,
                                              2007     2007     2006
                                            -------- -------- --------

Current assets:
  Cash and cash equivalents                 $ 14,003 $ 14,790 $ 18,058
  Accounts receivable, net                   120,199  116,865  113,073
  Inventories                                 94,050   86,777   91,798
  Deferred income taxes and other              9,514    9,452    8,158
                                            -------- -------- --------
    Total current assets                     237,766  227,884  231,087

  Property, plant and equipment, net         541,582  537,655  525,566
  Goodwill                                   162,116  155,937  148,868
  Intellectual property and other, net        30,439   30,346   37,203
                                            -------- -------- --------
Total assets                                $971,903 $951,822 $942,724
                                            ======== ======== ========


Liabilities and stockholders' equity
Current liabilities:
  Trade accounts payable                    $ 42,032 $ 41,030 $ 37,278
  Accrued expenses                            58,861   49,532   57,793
  Current portion of capital lease
   obligations                                   407      399      544
  Short-term debt and current portion of
   long-term debt                                505        -      998
                                            -------- -------- --------
    Total current liabilities                101,805   90,961   96,613

  Long-term debt                             418,917  445,138  495,348
  Deferred income taxes                       47,019   41,761   36,508
  Capital lease obligations                      251      356      659
  Other liabilities                           26,115   26,452   20,789
  Stockholders' equity                       377,796  347,154  292,807
                                            -------- -------- --------
Total liabilities and stockholders' equity  $971,903 $951,822 $942,724
                                            ======== ======== ========






                      BUCKEYE TECHNOLOGIES INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (unaudited)
                            (In thousands)


                                              Three Months Ended
                                        ------------------------------
                                        Sept 30,   June 30,  Sept 30,
                                           2007       2007      2006
                                        ---------- --------- ---------
OPERATING ACTIVITIES
---------------------------------------
Net income                              $  13,497  $ 15,918  $  3,807
Adjustments to reconcile net income to
 net cash provided by operating
 activities:

  Depreciation                             12,629    12,758    12,146
  Amortization                                502       904       937
  Loss on early extinguishment of debt        786        95       556
  Deferred income taxes                     4,624     2,855       543
  Gain on sale of assets held for sale          -         -      (355)
  Loss on disposal of equipment               116       489         -
  Provision for bad debts                      (9)     (217)       49
  Excess tax benefit from stock based
   compensation                               (15)      (20)        -
  Other                                       184        37       684
  Change in operating assets and
   liabilities
    Accounts receivable                    (1,726)     (408)    2,745
    Inventories                            (5,571)   (2,722)    6,681
    Other assets                             (219)     (287)   (1,294)
    Accounts payable and other
     liabilities                            6,955     1,859    13,465
                                        ---------- --------- ---------
Net cash provided by operating
 activities                                31,753    31,261    39,964

INVESTING ACTIVITIES
  Purchases of property, plant &
   equipment                               (8,990)  (18,965)   (6,605)
  Proceeds from sale of assets                  -         -       521
  Other                                       (46)     (159)     (124)
                                        ---------- --------- ---------
Net cash used in investing activities      (9,036)  (19,124)   (6,208)

FINANCING ACTIVITIES
  Net borrowings (payments) under line
   of credit                               88,267    (6,228)   (3,000)
  Payments on long term debt and other   (113,719)  (14,765)  (21,429)
  Payments for debt issuance costs         (1,289)        -         -
  Excess tax benefit from stock based
   compensation                                15        20         -
  Net proceeds from sale of equity
   interests                                2,705     7,550         -
                                        ---------- --------- ---------
Net cash used in financing activities     (24,021)  (13,423)  (24,429)
                                        ---------- --------- ---------

Effect of foreign currency rate
 fluctuations on cash                         517       579        (3)

Increase (decrease) in cash and cash
 equivalents                                 (787)     (707)    9,324
                                        ---------- --------- ---------
Cash and cash equivalents at beginning
 of period                                 14,790    15,497     8,734
                                        ---------- --------- ---------
Cash and cash equivalents at end of
 period                                 $  14,003  $ 14,790  $ 18,058
                                        ========== ========= =========






                      BUCKEYE TECHNOLOGIES INC.
                     SUPPLEMENTAL FINANCIAL DATA
                             (unaudited)
                            (In thousands)


                                              Three Months Ended
                                         -----------------------------
SEGMENT RESULTS                          Sept 30,  June 30,  Sept 30,
                                           2007      2007      2006
                                         --------- --------- ---------
Specialty Fibers
  Net sales                              $135,701  $143,432  $134,875
  Operating income (a)                     22,066    22,241    12,288
  Depreciation and amortization (b)         8,015     8,312     7,698
  Capital expenditures                      7,920    16,231     5,573

Nonwoven Materials
  Net sales                              $ 71,630  $ 66,002  $ 64,967
  Operating income (a)                      7,954     4,535     5,979
  Depreciation and amortization (b)         4,232     4,013     4,171
  Capital expenditures                        707     1,474       417

Corporate
  Net sales                              $ (9,932) $ (9,258) $ (8,436)
  Operating loss (a)                       (1,496)       52      (780)
  Depreciation and amortization (b)           944     1,126       954
  Capital expenditures                        363     1,260       615

Total
  Net sales                              $197,399  $200,176  $191,406
  Operating income (a)                     28,524    26,828    17,487
  Depreciation and amortization (b)        13,191    13,451    12,823
  Capital expenditures                      8,990    18,965     6,605

(a) Asset impairment and restructuring costs are included in operating income for the corporate segment.
(b) Depreciation and amortization includes depreciation, depletion and amortization of intangibles.

                                              Three Months Ended
                                         -----------------------------
ADJUSTED EBITDA                          Sept 30,  June 30,  Sept 30,
                                           2007      2007      2006
                                         --------- --------- ---------

Income                                   $ 13,497  $ 15,918  $  3,807
Income tax expense                          4,916     4,456     2,734
Interest expense                            8,972     7,377    10,475
Amortization of debt costs                    302       321       344
Early extinguishment of debt                  786        95       556
Depreciation, depletion and amortization   13,191    13,451    12,823
                                         --------- --------- ---------
EBITDA                                     41,664    41,618    30,739
Non-cash charges                              117       490       108
Gain on sale of assets held for sale            -         -      (355)
Restructuring charges                           -        24        13
                                         --------- --------- ---------
Adjusted EBITDA                          $ 41,781  $ 42,132  $ 30,505
                                         ========= ========= =========


We calculate EBITDA as earnings before cumulative effect of change in accounting plus interest expense, income taxes and depreciation and amortization. Adjusted EBITDA further adjusts EBITDA by adding back the following items: asset impairment charges, non-cash charges, restructuring charges prior to July 1, 2007 and other (gains) losses. You should not consider adjusted EBITDA to be an alternative measure of our net income, as an indicator of operating performance; or our cash flow, as an indicator of liquidity. Adjusted EBITDA corresponds with the definition contained in our US revolving credit facility and it provides useful information concerning our ability to comply with debt covenants. Although we believe adjusted EBITDA enhances your understanding of our financial condition, this measure, when viewed individually, is not a better indicator of any trend as compared to other measures (e.g., net sales, net earnings, net cash flows, etc.).






                      BUCKEYE TECHNOLOGIES INC.
                     SUPPLEMENTAL RECONCILIATIONS
                             (unaudited)
                (In thousands, except per share data)


                                              Three Months Ended
                                         -----------------------------

                                         Sept 30, 2006  June 30, 2007
                                         reconciled to  reconciled to
NET SALES RECONCILIATION                 Sept 30, 2007  Sept 30, 2007
                                         -------------- --------------

Net sales                                       $191.4         $200.2
  Volume (1)                                      (9.9)          (6.2)
  Pricing (2)                                     13.7            3.8
  Product sales mix and other (3)                  2.2           (0.4)
                                         -------------- --------------
Net sales                                       $197.4         $197.4
                                         ============== ==============

(1) Volume relates to the change in volume on comparable products
(2) Pricing relates to the changes in unit prices on comparable products
(3) Product sales mix relates to the impact of changes in the mix of products shipped. Other includes the impact of changes in foreign currency exchange rates on the translation of sales denominated in currencies other than the US dollar.




                                              Three Months Ended
                                         -----------------------------

                                         Sept 30, 2006  June 30, 2007
                                         reconciled to  reconciled to
EARNINGS PER SHARE RECONCILIATION (4)    Sept 30, 2007  Sept 30, 2007
                                         -------------- --------------

EARNINGS (LOSS) PER SHARE                       $ 0.10         $ 0.41
  Volume (5)                                     (0.05)         (0.03)
  Pricing / product mix (6)                       0.24           0.06
  Costs (7)                                      (0.01)             -
  Restructuring, impairment, early debt
   extinguishment costs                          (0.01)         (0.01)
  Corporate / Other (8)                           0.07          (0.09)
                                         -------------- --------------
EARNINGS PER SHARE                              $ 0.34         $ 0.34
                                         ============== ==============


(4) All calculations are net of taxes
(5) Volume - Changes in volume on comparable products at prior period gross margins (price, unit cost and mix are at the same levels as the prior quarter).
(6) Pricing / Product Mix - Impact of changes in selling prices (on comparable products) and changes in the mix of products shipped.
(7) Costs - Changes in production volume, energy related prices, price and usage of chemicals and raw materials, transportation costs, direct spending and selling, research and administrative expenses.
(8) Corporate / Other - Net interest expense, intangible amortization, foreign exchange gain(loss), gain(loss) on sale of assets, other income(expense), and tax adjustments and changes in tax rate.



    CONTACT: Buckeye Technologies Inc., Memphis
             Steve Dean, 901-320-8352
             Sr. Vice President and Chief Financial Officer or
             Investor Relations:
             Shirley Spears, 901-320-8125
             www.bkitech.com